SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 January 3, 1996

                    ________________________________________


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                    1-8002                     04-2209186
        (State or other          (Commission             (I.R.S. Employer
        jurisdiction of          File Number)      Identification Number)

        81 Wyman Street                                        02254-9046
        Waltham, Massachusetts                                 (Zip Code)

                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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        Item 5.  Other Events

             On January 3, 1996, Thermo Electron Corporation (the "Company") issued a press release, attached hereto as Exhibit 99, to announce that it had sold at par $585 million principal amount of 4-1/4% convertible subordinated debentures due 2003. The debentures will be convertible into shares of the Company's common stock at a price of $56.70 per share.
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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 3rd day of January, 1996.


                                              THERMO ELECTRON CORPORATION



                                                 By: /s/ Paul F. Kelleher
                                                    ---------------------
                                                 Paul F. Kelleher
                                                 Chief Accounting Officer